UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2020

Anterix Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36827	33-0745043
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3 Garret Mountain Plaza Suite 401 Woodland Park, NJ	07424
(Address of principal executive offices)	(Zip Code)

(973) 771-0300
Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange on which registered
Common Stock, $0.0001 par value	ATEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01    Other Events.

Ameren Lease Agreements

On December 21, 2020, Anterix Inc. (the “Company”) and Ameren Corporation (“Ameren”) announced that they have entered into long-term 900 MHz broadband spectrum lease agreements (the “Lease Agreements”) covering Ameren’s service territories for thirty (30) years. These Lease Agreements enable Ameren’s deployment of a private LTE network to support its digital transformation to deliver benefits for millions of Ameren customers in Illinois and Missouri.

Investor Conference Call and Factsheet

On December 21, 2020, the Company also issued a press release (the “Investor Call Release”) announcing that it will hold a conference call on Monday, December 21, 2020 at 9:00 a.m. Eastern Time to discuss the Lease Agreements and to provide a corporate update. To participate in the conference call, please dial +1-888-267-2845 and use the conference code: 852444.  A replay of the conference call will be available on the Investor Relations page of its website at www.anterix.com/events/.

The Investor Call Release also announces that it has posted an Ameren Contract Factsheet (the “Factsheet”) containing the additional information regarding the terms of the Lease Agreements on the Investor Relations page of its website at www.anterix.com/events.

Copies of the Lease Agreements Release, the Investor Call Release and the Factsheet are being filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Lease Agreements Release, dated December 21, 2020.

99.2	Investor Call Release, dated December 21, 2020.

99.3	Factsheet, dated December 21, 2020.

Item

Item

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Anterix Inc.

Date: December 21, 2020	/s/ Gena L. Ashe
Gena L. Ashe
General Counsel and Corporate Secretary